Exhibit 10.1

NINTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Ninth Amendment”) is entered into effective as of September 7, 2011, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2010, that certain Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2011, and that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 2011 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that the following transactions may occur: (a) Redbird Gas Storage LLC, a Delaware limited liability company (“Redbird”), may distribute all of the Category A membership interests it owns in Cardinal Gas Storage Partners LLC, a Delaware limited liability company (“Cardinal”), to the Borrower and to Martin Underground Storage, Inc., a Texas corporation (“Martin Underground”), (b) the Borrower may purchase from Martin Underground all of its Category A membership interests in Cardinal, at which point the Borrower will own approximately 37.27% of the membership interests in Cardinal, and (c) Redbird would be dissolved (the “Cardinal Transactions”);

WHEREAS, the Borrower has notified the Administrative Agent that prior to the consummation of the Cardinal Transactions, upon the occurrence of capital calls by Cardinal to Redbird relating to the Redbird Class A membership interest, the Borrower may make capital contributions to Redbird in consideration for an increase in the percentage of the Class A membership interests in Redbird owned by the Borrower and a corresponding decrease in the Class A membership interests in Redbird owned by Martin Underground and any other member of Redbird; and

WHEREAS, in connection therewith, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement to make certain changes described herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Definitions.  Unless otherwise defined in this Ninth Amendment, terms used in this Ninth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Ninth Amendment.

SECTION 2.       Amendment to the Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 5 of this Ninth Amendment, the Credit Agreement is amended as follows:

(a)                       Section 1.01 of the Credit Agreement (Defined Terms) is amended by inserting the following new definitions alphabetically to read as follows:

“Capital Acquisition” means each acquisition by the Borrower of Class A membership interests in Redbird received pursuant to the Redbird LLC Agreement as consideration for the payment by the Borrower of one or more capital calls by Cardinal to Redbird (in each case with respect to the amount of such capital call by Cardinal that relates to the Class A membership interests in Redbird owned by Martin Underground at the time of the applicable capital call).

“Capital Acquisition Percentage of Class A Interests” means the percentage of the Class A membership interests in Redbird owned by the Borrower as provided in the Redbird LLC Agreement after any Capital Acquisition equal to (a) total cash consideration paid by the Borrower for all Capital Acquisitions made on or prior to the date of determination, including the applicable Capital Acquisition, divided by (b) the sum of (i) total cash consideration paid by the Borrower for all Capital Acquisitions made on or prior to the date of determination, including the applicable Capital Acquisition plus (ii) the amount of all capital contributions made in Redbird by Martin Underground or any other member of Redbird for investment in Cardinal after the Ninth Amendment Effective Date plus (iii) $150 million.

“Cardinal” means Cardinal Gas Storage Partners LLC, a Delaware limited liability company.

 “Cardinal Acquisition Date” means the date on which the Cardinal Transactions Conditions are satisfied and the Cardinal Transactions are consummated.

“Cardinal Transactions” means (a) Redbird’s distribution of all of the Category A membership interests it owns in Cardinal to the Borrower and to Martin Underground, (b) the Borrower’s purchase from Martin Underground of all of its Category A membership interests in Cardinal, at which point the Borrower will own approximately 37.27% of the membership interests in Cardinal, and (c) the dissolution of Redbird.

“Cardinal Transactions Conditions” means, collectively, the following conditions to be satisfied in full substantially contemporaneously with the consummation of the Cardinal Transactions:

(a) receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower demonstrating compliance with Section 7.02(a)(ix) and Section 7.02(b) of the Credit Agreement;

(b) receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that the Borrower has acquired all of Martin Underground’s Category A membership interests in Cardinal in accordance with acquisition documents in form and substance reasonably satisfactory to the Administrative Agent; and

(c) at least 75% of the purchase price for the Category A membership interests in Cardinal shall be payable by the issuance of equity interests in the MLP and the balance shall be payable in cash.

“Martin Underground” means Martin Underground Storage, Inc., a Texas corporation and a Martin Party.

“Ninth Amendment Effective Date” means September 7, 2011.

“Redbird LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Redbird, dated as of September 7, 2011.

(b)                       Section 1.02(a) of the Credit Agreement (Other Interpretive Provisions) is amended by inserting the following sentence at the end thereof:

“The meanings of defined terms in any Loan Document are equally applicable to the singular and plural forms of such defined terms.”

(c)                       Clause (a)(ix) of Section 7.02 of the Credit Agreement (Investments and Acquisitions) is amended in its entirety to read as set forth on Annex A attached hereto.

(d)                       Clause (d) of Section 7.08 of the Credit Agreement (Restricted Payments; Distributions and Redemptions) is amended in its entirety as follows:

“(d)      the MLP may declare and make dividend payments or other distributions payable solely in any equity interests representing limited partner interests in the MLP, including any common units, any subordinated common units, subordinated Class B Units and Class C Units.”

(e)                       Section 7.16 of the Credit Agreement (Certain Matters Relating to Waskom, PIPE and other Permitted Joint Ventures) is amended in its entirety as follows:

“(a)       Vote its equity interests in any Permitted Joint Venture (other than Cardinal) to enable such Permitted Joint Venture to, or otherwise permit any Permitted Joint Venture (other than Cardinal) to, (i) incur, assume or otherwise be liable in respect of any Indebtedness other than Indebtedness not to exceed $2,000,000 in the aggregate at any time outstanding for all Permitted Joint Ventures other than Cardinal (“Permitted Joint Venture Indebtedness”); or (ii) create or suffer to exist any Liens on any of their property, assets or revenues, whether now owned or hereafter acquired, other than (A) Liens of the type permitted by Section 7.01 (other than clauses (b), (i), (j), (k) and (n) thereof), and (B) other Liens securing obligations not to exceed $2,000,000 in the aggregate at any time outstanding for all Permitted Joint Ventures other than Cardinal, provided that such Permitted Joint Venture is in compliance with its obligations so secured (collectively, “Permitted Joint Venture Liens”); or

(b)         (i) enter into any Contractual Obligation that limits the ability of any Permitted Joint Venture to make Restricted Payments to the Borrower (or to the Subsidiary or Subsidiaries of the Borrower that own equity interests in such Permitted Joint Venture) or to otherwise transfer property to the Borrower or such Subsidiaries, provided that the foregoing clause (i) shall not apply to customary conditions of the type contained in the existing Organization Documents of PIPE and Waskom as in effect on the Closing Date or of Cardinal on the Ninth Amendment Effective Date, (ii) vote its equity interests in any Permitted Joint Venture (other than Cardinal) to enable such Permitted Joint Venture to enter into, or otherwise consent to such Permitted Joint Venture entering into, any such Contractual Obligation; provided that the foregoing clause (ii) shall not apply to (A) restrictions and conditions contained in agreements relating to a Disposition to a Person who is not an Affiliate of a Company pending such Disposition, provided such restrictions and conditions apply only to the property or assets to be subject to such Disposition, and (B) customary provisions in leases and other contracts restricting the assignment thereof.”

(f)            Subject to the satisfaction of the Cardinal Transactions Conditions, Section 8.01 of the Credit Agreement (Events of Default) is amended by replacing “; or” at the end of clause (o) with “.”, inserting “or” after the semicolon at the end of clause (n), and deleting clause (p) in its entirety.

SECTION 3.       Amendments to Schedule 6.17 to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Ninth Amendment, Schedule 6.17 to the Credit Agreement is amended in its entirety to read as set forth on Annex B attached hereto.

                SECTION 4.        Waiver.  Subject to satisfaction of the conditions precedent set forth in Section 5 of this Ninth Amendment, the Lenders hereby waive the provisions in Sections 6.15 and 6.17 of the Credit Agreement, which, subject to Schedule 6.17, require the execution and delivery of certain documents, including a Guaranty and other Collateral Documents (including a Subsidiary Security Agreement) by Redbird, but such waiver shall continue only so long as Redbird is not Wholly-Owned by the Borrower, the MLP, or a Subsidiary of the Borrower or the MLP; provided, that, Borrower’s membership interests in Redbird shall be pledged to the Collateral Agent for the benefit of the Lenders.

SECTION 5.       Conditions of Effectiveness.  This Ninth Amendment shall not be effective until the date (such date, the “Ninth Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:

(a)                       receipt by the Administrative Agent of a counterpart of this Ninth Amendment executed by each of the parties hereto (which may be by telecopy or other electronic transmission);

(b)                       receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that, at the time of and after giving effect to this Ninth Amendment, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing as of such date;

(c)                       receipt by the Administrative Agent of payment of (i) fees to the Lenders party to this Ninth Amendment, and (ii) reasonable Attorney Costs of the Administrative Agent; and

(d)                       receipt by the Administrative Agent of other documents as may be reasonably required by the Administrative Agent.

SECTION 6.       Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Ninth Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)            This Ninth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)            The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Ninth Amendment Effective Date, at the time of and after giving effect to this Ninth Amendment, as if made on and as of the Ninth Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.

(c)            As of the date hereof, at the time of and after giving effect to this Ninth Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7.       Effect of Amendment.

(a)           This Ninth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Ninth Amendment.  Except as otherwise expressly provided by this Ninth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Ninth Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)           Each of the undersigned Guarantors is executing this Ninth Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Ninth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Ninth Amendment.  The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Ninth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

SECTION 8.       Miscellaneous.  This Ninth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this Ninth Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Ninth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Ninth Amendment, it shall not be necessary to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Ninth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Ninth Amendment.

SECTION 9.       Entire Agreement.  THE CREDIT AGREEMENT (AS AMENDED BY THIS NINTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 10.    Additional Further Assurances.  The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Ninth Amendment.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC,
its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

		By:	MARTIN MIDSTREAM GP LLC,
its General Partner

			By:	/s/ Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

	By:	MARTIN MIDSTREAM PARTNERS L.P.,
its General Partner

		By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

By:	Prism Gas Systems GP, L.L.C., its General Partner

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING
COMPANY, L.L.C., as a Guarantor

By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC.,
a Texas corporation, as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM LIQUIDS PIPELINE, LLC,
Texas limited liability company, as a Guarantor

By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer

By:	/s/ Jason S. York
Jason S. York
Authorized Signatory

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name: Thomas E. Stelmar, Jr.
Title: Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and a Lender

By:	/s/ Matthew Allen
Name: Matthew Allen
Title: Authorized Signatory

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as Co-Documentation Agent and a Lender

By:	/s/ Randy Petersen
Name: Randy Petersen
Title: Senior Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as Co-Documentation Agent and a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ Brandon Kelley
Name: Brandon Kelley
Title: Senior Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Brian Enzler
Name: Brian Enzler
Title: Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David A. Batson
Name: David A. Batson
Title: Senior Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Stephen Oglesby
Name: Stephen Oglesby
Title: Region Manager

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, as a Lender

By:	/s/ Louis P. Laville
Name: Louis P. Laville
Title: Managing Director

By:	/s/ Daniel Payer
Name: Daniel Payer
Title: Managing Director

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
Name: Garrett McKinnon
Title: Senior Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Mark B. Grover
Name: Mark B. Grover
Title: Senior Vice President

[SIGNATURE PAGE TO THE NINTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ANNEX A

Section 7.02(a)(ix)

(ix)           Investments by the Borrower and its Subsidiaries in Permitted Joint Ventures (other than Waskom and PIPE), provided that:

(A)            the Borrower shall be in pro forma compliance with the covenants set forth in this Section 7.02 and Section 7.15 at the time that such Investment is made;

(B)           at all times during which any Investments permitted by this clause (B) are outstanding, the book value of Collateral in which the Administrative Agent has a Lien in accordance with Section 7.16 shall not be less than 50% of the book value of the total assets of the MLP and its Subsidiaries (calculated on a pro forma basis based on the book value as of the close of the most recent fiscal quarter and taking into account on a pro forma basis all Investments made since such quarter-end);

(C)           the aggregate outstanding amount of Investments made after the Ninth Amendment Effective Date in such Permitted Joint Ventures (other than Redbird and Cardinal) shall not exceed $50,000,000 (as such amount may be increased on a dollar-for-dollar basis by Returned Capital with respect to any such Investment);

(D)           with respect to Investments made in Redbird before the Cardinal Acquisition Date:

(x)           the aggregate outstanding amount of such Investments made before the Ninth Amendment Effective Date shall not exceed $65,000,000, and

(y)           subject to clause (F) below, the aggregate outstanding amount of such Investments made on or after the Ninth Amendment Effective Date shall not exceed (1) $120,000,000 (as such amount may be increased on a dollar-for-dollar basis by Returned Capital with respect to such Investment) with respect to capital calls in connection with the Class A membership interest in Redbird owned by the Borrower and with respect to Capital Acquisitions with the Borrower thereafter owning the Capital Acquisition Percentage of Class A Interests after each applicable Capital Acquisition (with all such Class A membership interests of Redbird so acquired by the Borrower pledged as security for the Obligations as provided in Section 6.17), and (2) $15,000,000 (as such amount may be increased on a dollar-for-dollar basis by Returned Capital with respect to such Investment) with respect to capital calls in connection with the Class B membership interest in Redbird owned by the Borrower;

(E)           with respect to Investments made in Redbird and Cardinal on or after the Cardinal Acquisition Date, subject to clause (F) below, the aggregate outstanding amount of such Investments, when aggregated with all such Investments made before the Cardinal Acquisition Date, shall not exceed $350,000,000;

(F)           notwithstanding anything to the contrary set forth in clauses (D) and (E) above, prior to the receipt by the Loan Parties of Net Cash Proceeds equal or greater than $100,000,000 in the aggregate after the Ninth Amendment Effective Date from either (x) the issuance or incurrence of Indebtedness or (y) an equity issuance, neither the Borrower nor any Subsidiary shall use Loan proceeds of more than (1) $95,000,000 on or prior to the Cardinal Acquisition Date or (2) $60,000,000 after the Cardinal Acquisition Date (for the avoidance of doubt, including amounts borrowed on or prior to the Cardinal Acquisition Date) for the purpose of making Investments permitted pursuant to clauses (D)(y) or (E) above; and

(G)           the Borrower shall deliver to the Administrative Agent at the time such Investment is made a certificate demonstrating compliance with this Section 7.02(a)(ix) and Section 7.02(b); provided, that, notwithstanding anything herein to the contrary, absent a specific request by the Administrative Agent, the Borrower shall not be required to demonstrate compliance with Section 7.02(b) by delivery of a written certificate for any Capital Acquisition for which the total consideration is $5,000,000 or less; and

Annex A to Ninth Amendment to Second Amended
and Restated Credit Agreement

ANNEX B

Schedule 6.17

SCHEDULE 6.17

NON-PLEDGEABLE ASSETS

Assets:

Description of Assets	Explanation Why May Not be Pledged	When Assets must be Pledged/Mortgaged
1. Prism Gas Systems I, L.P. ownership interests in Waskom Gas Processing Company	Waskom Gas Processing Company Partnership Agreement grants right of first refusal to partner	At such time as (x) Waskom Gas Processing Company is a wholly owned direct or indirect Subsidiary of the Borrower or (y) partner does not have right of first refusal
2. Prism Gas Systems, Inc. ownership interests in Waskom Gas Processing Company	same as above	same
3. Assets owned by Prism Gas Systems, Inc.
For tax reasons, Prism Gas Systems, Inc. has adopted a plan of dissolution, and will be dissolved no earlier than one year after the Closing Date, and no later than one year and one week after the Closing Date.  Prism Gas Systems, Inc. has no assets other than the 1% equity interest in Waskom Gas Processing Company (this 1% equity interest cannot be pledged – see the analysis in point 1 above), and Prism owns no other assets, other than cash of less than $25,000
One year and one week after the Closing Date, if Prism Gas Systems, Inc. has not been dissolved
4. Martin Operating Partnership L.P.’s or Redbird Gas Storage LLC’s ownership interest in Cardinal Gas Storage Partners LLC	Cardinal Gas Storage Partners LLC’s Limited Liability Company Agreement prohibits a pledge of the equity interest without consent of the other members
At such time as (x) Cardinal Gas Storage Partners LLC is a wholly owned direct or indirect Subsidiary of Martin Operating Partnership L.P., (y) Cardinal Gas Storage Partners LLC’s Limited Liability Company Agreement no longer prohibits a pledge of the equity interest, or (z) consent to pledge of the equity interest is obtained from the other members

5. Whole of the vessel known as M 6000 (Official Number 1215084)	Previously pledged to RBS Asset Finance, Inc. pursuant to that certain First Preferred Ship Mortgage dated December 30, 2009, and filed at the National Vessel Documentation Center on December 30, 2009	Not applicable

Guaranty:

Description of Guaranty	Explanation Why May Not be Pledged	When Assets must be Pledged/Mortgaged
Guaranty by Prism Gas Systems, Inc.	The incurrence of debt (via a guaranty) by Prism Gas Systems, Inc. after it has already begun liquidation might have adverse tax consequences.	One year and one week after the Closing Date, if Prism Gas Systems, Inc. has not been dissolved